                                                                   EXHIBIT 10(u)


                          Dated as of January 23, 1998



Plains Marketing & Transportation Inc.
1600 Smith Street
Houston, TX 77002

     Re:  Amendment No. 8 to Uncommitted Secured
     Demand Transactional Line of Credit Facility
     --------------------------------------------

Gentlemen:

     Reference is made to that certain letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "Marketing Letter Agreement") among BankBoston, N.A. (f/k/a The First National Bank of Boston) ("BKB"), Internationale Nederlanden (U.S.) Capital Corporation, Den Norske Bank ASA, Comerica Bank-Texas, Wells Fargo Bank (Texas), National Association and such other banks as may from time to time become parties thereto, (collectively, the "Lenders") and BKB, as agent for the Lenders (in such capacity, the "Agent") and Plains Marketing & Transportation Inc. (the "Borrower"). All capitalized terms used herein without definition which are defined in the Marketing Letter Agreement shall have the same meaning herein as therein.

     The Borrower, the Lenders and the Agent wish to amend certain terms of the Marketing Letter Agreement as follows:


     1. ACCOMMODATIONS. Section 1(i)(i) of the Marketing Letter Agreement is hereby amended and restated in its entirety to read as follows:


            "(i) Copies of all applicable written purchase and sale contracts for the purchase and sale of crude oil in form acceptable to the Agent and other relevant third party documentation (such purchase and sale contracts and other relevant documentation shall be referred to herein as "BACK-UP DOCUMENTATION") must be provided to the Agent and the Lenders prior to the issuance or advance of any Accommodation securing Borrower's obligation in connection with such transaction; provided that Back-up Documentation need not be provided to the Agent for any L/C with a maximum drawing amount less than $100,000 so long as: (a) the total aggregate maximum drawing amount of all L/Cs issued and then outstanding to any one customer for which no Back-up Documentation has been received does not exceed $200,000 after giving effect to any L/C then being requested; and (b) the total aggregate maximum drawing amount of all L/Cs then outstanding for which no Back-up Documentation has been received does not exceed $600,000 after giving effect to any L/Cs then being requested;"

     2. REPORTING AND INSPECTION REQUIREMENTS. Section 1(j)(iv) of the Marketing Letter Agreement is hereby amended and restated in its entirety to read as follows:

          "(iv) as soon as possible and, in any event prior to the date requested for the issuance of an L/C hereunder on a monthly basis, a monthly scheduling forecast report listing purchases, sales and exchange volumes, counterparties, pricing indices and other information relating to crude oil purchases and exchanges for the next month, together with copies of purchase and sales contracts (other than purchase and sales contracts not required to be delivered as Back-up Documentation under Section 1(i)(i)) and an estimate of the gross profit margin and operating income for such month;"


     3. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Agent of a counterpart of this Amendment duly signed where indicated below by each Lender, the Agent, the Borrower and Plains Resources Inc.

     If you agree to and accept the foregoing amendment, please so indicate by signing a counterpart of this letter and returning it to the Agent. Upon satisfaction of the conditions set forth in Section 3 hereof, this Amendment shall take effect as a binding agreement among us, to be construed and enforceable in accordance with the laws of The Commonwealth of Massachusetts.



                              PLAINS MARKETING &
                              TRANSPORTATION INC.



                              By:  /s/  PHILLIP D. KRAMER
                                   ----------------------------
                              Name:  Phillip D. Kramer
                              Title: Vice President



                              BANKBOSTON, N.A.,
                              Individually and as Agent


                              By:  /s/  TERRENCE RONAN
                                   ----------------------------
                              Name:  Terrence Ronan
                              Title: Vice President

                              INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL
                              CORPORATION


                              By:  /s/  CHRISTOPHER R. WAGNER
                                   ----------------------------
                              Name:  Christopher R. Wagner
                              Title:   Vice President



DEN NORSKE BANK ASA           DEN NORSKE BANK ASA


By: /s/ WILLIAM V. MOYER       By: /s/ BYRON L. COOLEY
    ---------------------         ----------------------------
Name:  William V. Moyer        Name:  Byron L. Cooley
Title: First Vice President    Title: Senior Vice President



                              COMERICA BANK-TEXAS

                              By:  /s/ JAMES KIMBLE
                                   ---------------------------
                              Name:  James Kimble
                              Title: Assistant Vice President

                              WELLS FARGO BANK (TEXAS),
                                NATIONAL ASSOCIATION



                              By:  /s/ ANN M. RHODES
                                   ---------------------------
                              Name:  Ann M.Rhodes
                              Title:   Vice President

                            RATIFICATION OF GUARANTY



     The undersigned Guarantor acknowledges and accepts the foregoing Amendment and ratifies and confirms in all respects such Guarantor's obligations under the Guaranty dated as of August 23, 1995 (the "Guaranty") executed and delivered by the Guarantor to the Agent and the Lenders.


PLAINS RESOURCES INC.



By: /s/ PHILLIP D. KRAMER
   -----------------------------
Title: Senior Vice President
      --------------------------